UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2010
Date of Report (Date of earliest event reported)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue Suite 401 New York, NY	10018
(Address of principal executive offices)	(Zip Code)

212-560-5195
Registrant’s telephone number, including area code

64 Knightsbridge
London, England UK
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant has changed its address and contact information to  545 Eighth Avenue Suite 401 New York, NY 10018.    The telephone number is 212 560 5195.  The telefax number is 212 560 5194.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.
DATE: September 8, 2010	/s/ William Lieberman Name: William Lieberman Title: President/Chief Executive Officer